Exhibit 99.1

FOR IMMEDIATE RELEASE

Big Lots Appoints Maureen B. Short to its Board of Directors

COLUMBUS, Ohio, March 5, 2024 -- Big Lots, Inc. (NYSE: BIG), America's Discount Home Store, today announced that Maureen B. Short has been appointed to its Board of Directors, effective March 1, 2024.

Ms. Short served as the Chief Financial Officer of Upbound Group, Inc. (formerly known as Rent-A-Center), a publicly traded, multi-site, and omni-channel retailer from 2016 to 2022.

Commenting on today’s announcement, Cynthia T. Jamison, board chair, stated, “Maureen brings more than 25 years of operational leadership and financial experience. Her proven track record of leading discount retail organizations through times of transformation will undoubtably be an asset. We expect she will be an active and engaged board member, bringing valuable perspectives to us.”

Prior to serving as Upbound’s Chief Financial Officer, Ms. Short spent eight years with the company in roles with increasing responsibility including senior vice president of finance, investor relations and treasury; senior vice president of finance, analytics and reporting; vice president of analytics and reporting; and director of financial planning and analysis. In addition, Ms. Short held strategic planning and finance positions at Blockbuster and Sprint.

Ms. Short received an MBA in Finance & Marketing from The University of Florida – Warrington College of Business and a BS in Business Administration from The University of Kansas.

She, with the Board’s other director nominees, will stand for re-election at the 2024 Annual Meeting of Shareholders, when the Company expects the Board’s size to return to no more than ten directors.

ABOUT BIG LOTS
Headquartered in Columbus, Ohio, Big Lots, Inc. (NYSE: BIG) is America's Discount Home Store, operating more than 1,300 stores in 48 states, as well as an ecommerce store with expanded fulfillment and delivery capabilities. The Company's mission is to help customers "Live Big and Save Lots" by offering bargains to brag about on everything for their home, including furniture, décor, pantry essentials, kitchenware, pet supplies, and more. For more information about the company or to find the store nearest you, visit biglots.com.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words "anticipate," "estimate," "continue," "could," "approximate," "expect," "objective," "goal," "project," "intend," "plan," "believe," "will," "should," "may," "target," "forecast," "guidance," "outlook" and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management's then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the current economic and credit conditions, inflation, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

CONTACTS:
Media Relations
Molly Jennings
mjenning@biglots.com
(614) 671-6249

Investor Relations
Alvin Concepcion
aconcepc@biglots.com
(614) 278-2705